October 27, 1995


Aris Industries, Inc.
675 Third Avenue, 30th Floor
New York, New York 10017

Attention: President

    Re:  Senior Secured Note Agreement;
         Amendment and Limited Waiver
         -----------------------------

Gentlemen:

     We refer to that certain Senior Secured Note Agreement dated as of June 30, 1993 (as heretofore amended, the "Credit Agreement") between Aris Industries, Inc. ("Borrower") and Heller Financial, Inc. ("Heller") individually a Lender and as Agent for any other Lender. Capitalized terms not otherwise defined in this letter will be used with the same meaning as the meaning given such terms in the Credit Agreement.

     Each of Borrower and Heller agree that by their respective signatures below and subject to the terms and conditions set forth herein, from and after the date first written above the Credit Agreement shall be deemed amended as follows:

     (a) Paragraph 2.2 of the Credit Agreement is amended as follows:

                      Third Day of                 Amount of
                        November                  Installment
                      ------------                -----------
                          1995 ...........        $         0
                          1996 ...........          7,000,000
                          1998 ...........         10,000,000

     (b) Paragraph 5.7(b) of the Credit Agreement is amended for the applicable periods as follows:

                                                        Minimum
                   For Quarter Ended                Consolidated EBIT
                   -----------------                -----------------
                       10/28/95 ...............        $6,000,000
                       02/03/96 ...............        $6,400,000


     (c) Paragraph 5.7(c) of the Credit Agreement is amended by decreasing the minimum EBIT for ECI for Borrower's 1996 Fiscal Year from $6,400,000 to $2,680,000.

     (d) Paragraph 5.7(e) of the Credit Agreement is amended for the applicable period as follows:

                    Minimum Consolidated                  Fiscal Year
                     Net Income/(loss)                     Ending In
                    --------------------                  ------------
                         $(3,000,000)                         1996

     (e) Paragraph 5.7(f) of the Credit Agreement is amended to provide that minimum required Consolidated Net Worth for Borrower's 1996 Fiscal Year shall be $5,600,000.

     (f) Paragraph 5.7(i) is amended for the applicable periods as follows:

                          Period                             Amount
                          ------                             ------
                         10/28/95                             .600
                         02/03/96                             .690

     Heller by its signature below hereby waives any and all Defaults or Events of Default existing under paragraphs 2.2, 5.7(b), (c), (e), (f) and (i) of the Credit Agreement prior to its amendment hereby; provided, however, that nothing herein shall be deemed to constitute a waiver of any other Default or Event of Default now existing or hereafter arising under any other provision of the Credit Agreement or to modify any other provision of the Credit Agreement except as expressly provided herein.

     If the foregoing is in accordance with your understanding, please sign and date a copy of this letter in the space provided below and return a fully-executed copy to my attention at the address provided above.

                                                 Very truly yours,

                                                 HELLER FINANCIAL, INC.


                                                 By  /s/  K. CRAIG GALLEHUGH
                                                    ---------------------------
                                                          K. Craig Gallehugh
                                                          Vice President

Accepted and Agreed this 27 day
of October, 1995

ARIS INDUSTRIES, INC.


By:
   --------------------------

Title:
      -----------------------

cc:  Stephen B. Lewis, Esq.
     Lawrence M. Levinson, Esq.
     Herrick, Feinstein
     Two Park Avenue
     New York, New York 10016